UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

MAYDAO CORPORATION
(Name of Registrant as Specified In Its Charter)
_________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
.......................................................................................
2.	Aggregate number of securities to which transaction applies:
........................................................................................
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
........................................................................................
4.	Proposed maximum aggregate value of transaction:
........................................................................................
5.	Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
........................................................................................
2.	Form, Schedule or Registration Statement No.:
........................................................................................
3.	Filing Party: ........................................................................................
Date Filed: ........................................................................................

MAYDAO CORPORATION
PO Box 58228
Salt Lake City, Utah 84158
Tel: (801) 531-0404
Fax: (801) 531-0707

NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS
August 16, 2011

To the Shareholders:

The Annual Meeting (“Meeting”) of Shareholders of MAYDAO CORPORATION (“Company”) will be held at The Little America Hotel, 500 South Main Street, Salt Lake City Utah 84101 on Tuesday August 16, 2011 commencing at 10:00 am MST for the following purposes:
1.	To elect three directors of the Company.

2.	To ratify the appointment of the Company's independent auditors.
3.	To vote on dissolution of the Company on the terms and conditions set forth in the proxy statement.
4.	To To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on July 15, 2011, as the record date for the determination of shareholders entitled to notice of the Meeting.  All shareholders of record at close of business on that date will be entitled to vote at the Meeting.  The transfer books will not be closed. A listing of those entitled to vote will be available for inspection ten days prior to the meeting at the corporate office of the Company.

Shareholders who do not plan to attend the Meeting are urged to read the enclosed proxy statement and to fill in, date, and sign the enclosed proxy and return it to the Company in the enclosed envelope.

By Order of the Board of Directors

/s/ Paul Roszel
Paul Roszel, Chairman

Salt Lake City, Utah
July 19, 2011

THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE SOLELY FOR THE INFORMATION OF PRESENT SHAREHOLDERS OF THE COMPANY.  NO ONE SHOULD BUY OR SELL ANY SECURITY IN RELIANCE ON ANY STATEMENT HEREIN. THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE NEITHER AN OFFER TO BUY OR SELL ANY SECURITY.

MAYDAO CORPORATION
PO Box 58228
Salt Lake City, Utah 84158
Tel: (801) 531-0404
Fax: (801) 531-0707

PROXY STATEMENT AND SOLICITATION

This Statement is furnished in connection with the solicitation by the Board of Directors of Maydao Corporation, a Utah corporation (“Company”), of proxies to be voted at the Company’s annual meeting of shareholders (“Meeting”) to be held on Tuesday August 16, 2011.  This proxy statement and form of proxy will be sent to shareholders on approximately July 27, 2011.

If the enclosed proxy is properly executed and returned, the shares represented by the proxy will be voted at the Meeting.  Each proxy will be voted as instructed and if no instruction is given will be voted “FOR” the election of the named directors and FOR” ratification of the appointment of the independent auditors of the Company and “FOR” dissolution of the Company subject to the conditions set forth herein on page 10 below. The named proxies may vote at their discretion upon such other matters as may properly come before the Meeting.  A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice to the Company, by executing a later dated proxy, or by voting in person at the meeting.

If a shareholder is the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with the beneficial owner’s instructions.  If the owner does not give instructions to the broker, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items and those shares will be treated as “broker non-votes”.  The election of directors is a “discretionary” item.

A shareholder’s failure to vote against a proposal will constitute a waiver of his appraisal or similar rights.  A shareholder’s vote against a proposal will be deemed to satisfy any notice requirements with respect to appraisal rights.

PERSONS MAKING THE SOLICITATION

The proxy is solicited on behalf of the Board of Directors of the Company.  The cost of soliciting proxies will be borne by the Company.  The Company estimates that the total cost of this solicitation will aggregate $6,500.  To date, the Company has spent $1,000.  The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Statement to those persons for whom they hold such shares and request authority for the execution of proxies.  The Company will reimburse for reasonable costs incurred by them in so doing.  Directors, officers, and employees of the Company may solicit proxies in person or by mail, telephone or electronic means, but will receive no extra compensation for doing so.

SHAREHOLDERS ENTITLED TO VOTE

All holders of common shares of the Company are entitled to one vote for each share held.  As of the record date, July 15, 2011, there are 8,685,742 common shares outstanding.  There are no other voting securities outstanding.  A majority of the common shares constitutes a quorum at any shareholders’ meeting. Nominee non-votes and abstentions will be counted for purposes of determining a quorum but will not be counted as votes cast. Shareholders are not entitled to cumulate their shares for voting purposes. The transfer books of the Company will not be closed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of June 27, 2011, the share ownership of each person known to the Company to be the beneficial owner of 5% of the Company's common shares.

Title of Class	Name & Address of Beneficial Owner	Amount, Nature & Percentage of Beneficial Ownership
Common	Inter-Continental Recycling, Inc.	4,662,112 shares (voting)	53.74%
	(Note 1 & 2)
	7 Darren Place
	Guelph, Ontario Canada

Common	Paul Roszel	242,066 shares (voting)	2.79%
	(Notes 1 & 2)
	7 Darren Place
	Guelph, Ontario Canada

Common	Richard R. Ivanovick C.A.	497,163 shares (voting)	5.73%
	23 Cottontail Place
	Cambridge, Ontario Canada

Common	James Roszel	92,348 shares (voting)	1.06%
	(Note 2)
	7 Darren Place
	Guelph, Ontario Canada

Note (1) Inter-Continental Recycling Inc. is owned and beneficially held by Mr. Paul Roszel, a director of the Company, and his immediate family.
Note (2) James Roszel is the son of Paul Roszel

Security Ownership of Management

Title of Class	Name & Address of Beneficial Owner	Amount, Nature & Percentage of Beneficial Ownership
Common	Inter-Continental Recycling, Inc.	4,662,112 shares (voting)	53.74%
	(Note 1 & 2)
	7 Darren Place
	Guelph, Ontario Canada

Common	Paul Roszel	242,066 shares (voting)	2.79%
	(Notes 1 & 2)
	7 Darren Place
	Guelph, Ontario Canada

Common	Richard R. Ivanovick C.A.	497,163 shares (voting)	5.73%
	23 Cottontail Place
	Cambridge, Ontario Canada

Common	James Roszel	92,348 shares (voting)	1.06%
	(Note 2)
	7 Darren Place
	Guelph, Ontario Canada

Common	Directors, as a Group	5,493,688 shares (voting)	63.32%

Note (1) Inter-Continental Recycling Inc. is owned and beneficially held by Mr. Paul Roszel, a director of the Company, and his immediate family.
Note (2) James Roszel is the son of Paul Roszel

DIRECTORS AND EXECUTIVE OFFICERS

The following persons are the current directors and executive officers of the Company:

Name	Age	Position	Term of Office

Paul Roszel	53	Chairman of the Board,	Inception to Present
		President

Richard R. Ivanovick C.A.	69	Chief Financial Officer,	03/99 to Present
		Director

James Roszel	28	Director	09/09 to Present

Paul Roszel has been involved with the Company since 1988. Mr. Roszel has over 25 years of hands on experience in the recycling industry. He has been actively involved in the development and implementation of collection, processing, transportation and sales/marketing programs for secondary commodities. Paul Roszel is a Director in Oldwebsites.com Inc and Scrap China Corporation.

Richard R. Ivanovick C.A. joined the Company in November 1998. For the past 33 years, Mr. Ivanovick served as President of Marsh Tire Service Ltd., Ontario, Canada, a company involved in automobile service, sales and leasing of automobiles, in the Guelph, Ontario area.  Richard Ivanovick is the Chief Financial Officer of Oldwebsites.com Inc and Scrap China Corporation.

For the past eight years Mr. James Roszel has been responsible for the ongoing marketing, and participated in business development of RecycleNet Corporation.  James Roszel has been the President and a Director of Oldwebsites.com, Inc. (formerly Fiberglass.com, Inc.) since its inception.  James Roszel is a director of Scrap China Corporation.  James Roszel is the son of Paul Roszel.

There are no arrangements or understandings between any of the foregoing and any other person pursuant to which the foregoing were selected to be nominees as directors of the Company.  There are no significant employees who are not also directors or executive officers except as described above.  There are no material legal proceedings pending against the Company or any of its officers or directors or involving any adverse interest by any officer or director against the Company.

Involvement in Certain Legal Proceedings

To the knowledge of the Company there are no pending or threatened litigation or proceedings against the Company.

Meetings of the Board

During the last fiscal year the Company's Board of Directors held two meetings and took unanimous action through two sets of minutes. All directors attended all meetings.

Committees

The Company does not have standing audit, nominating, compensation or other committees of its Board of Directors.

Indemnification of Directors and Officers
Compliance with Section 16(a) of the Exchange Act

Section 16-10a-901 through 909 of the Utah Revised Business Corporation Act authorizes a corporation's board of directors or a court to award indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred, including counsel fees) arising under the Securities Act of 1933. A director of a corporation may only be indemnified if: (1) the conduct was in good faith; and (2) the director reasonably believed that the conduct was in or not opposed to the corporation's best interest; and (3) in the case of any criminal proceeding, the director had no reasonable cause to believe the conduct was unlawful. A corporation may not indemnify a person under the Utah Act unless and until the corporation's board of directors has determined that the applicable standard of conduct set forth above has been met.

The Company's Articles of Incorporation do not provide for any additional or different indemnification procedures other than those provided by the Utah Act, nor has the Company entered into any indemnity agreements with its current directors and officers regarding the granting of other or additional or contractual assurances regarding the scope of the indemnification allowed by the Utah Act. At present, there is no pending litigation or proceeding involving a director, officer or employee of the Company regarding which indemnification is sought, nor is the Company aware of any threatened litigation that may result in claims or indemnification. The Company has not obtained director's and officer's liability insurance, although the board of directors of the Company may determine to investigate and, possibly, acquire such insurance in the future.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDANCE

The Company had an agreement with Inter-Continental Recycling, Inc., an Ontario Corporation with its head office address at 7 Darren Place, Guelph, Ontario, Canada to provide various services for the Company. Inter-Continental Recycling, Inc. is controlled 100% by Mr. Paul Roszel and his immediate family.

Inter-Continental Recycling Inc. operates a pool of qualified personnel, working on development projects, computer programming updates and sales activities for various companies.  From this pool of personnel, Inter-Continental assigned and provided employees to the Company as long as the Company required them and could pay the associated costs.

The Company was billed monthly for services supplied for management and sales activities, which varied monthly based on the activity level. With the divestiture of Scrap.Net Inc. on November 30, 2009, the Company no longer has any operations or revenues and as such these services where no longer required in 2010.  The charges for these services for the years ended December 31, 2010 and 2009 were $0 and $217,513 respectively.

Inter-Continental Recycling Inc. owns 4,662,112 common shares of Maydao Corporation as of July 15, 2011.

Mr. Paul Roszel through his holdings controls the majority of the shares in Maydao Corporation.

The Company has no stock options, option plans, or other incentive compensation plans at the present time, although the Company anticipates that it may adopt incentive compensation plans in the future.  Further, the Company has no formal management or employment agreements with any of its officers, directors or other employees.

Officers, directors, and greater than 5% shareholders, of the Company may have a direct or indirect interest in future potential businesses or entities in the recycling industry.

There were no transactions or series of similar transactions during the Company's last fiscal year (or currently proposed) in which the amount exceeds $60,000 and to which the Company and any of its officers, directors or greater than 5% shareholders are parties or have a material interest, direct or indirect.  None of the Company's directors is or has been an executive officer of, or owns or owned in excess of 10% equity interest in, any business or professional entity that has made, currently or during the last full fiscal year, any payments to the Company in excess of 5% of the Company's or other entity's consolidated gross revenues for its last full fiscal year.  None of the Company's directors is or has been an executive officer of or owns or owned in excess of 10% equity interest in any business or professional entity to which the Company has made or will make payments for property or services in excess of 5% of the Company's or other entities consolidated gross revenues for its last full fiscal year.  None of the Company's directors are or have been executive officers of or owns or owned in excess of 5% equity interest in any entity to which the Company was indebted at the end of its last full fiscal year in an aggregate amount in excess of 5% of the Company's total consolidated assets at the end of such year.  None of the Company's directors are members of or counsel to any law firms that the Company has retained or partners or officers of any investment-banking firm that has performed services for the Company.  Finally, no director, executive officer, nominee for election as director, any member of the immediate family of the forgoing persons, any corporation or organization of which any of the foregoing persons is an officer or partner or is (directly or indirectly) owner of 10% or more of equity securities of such entity, or any trust or estate in which any of the foregoing persons has a substantial interest or serves as trustee, is or has been indebted to the Company at any time since the beginning of the Company's last fiscal year in excess of $60,000.  See also Note 2 on Notes to Consolidated Financial Statements.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows compensation earned during the fiscal years 2010 and 2009 by the Officers and Directors of the Company.  They are the only persons who received compensation during those periods. No other miscellaneous compensation was paid or stock options granted during those periods.

Summary Compensation Table

Name & Principal Positions	Fiscal Year	Salary
Paul Roszel, President & Chairman	2010	$0
	2009	$46,944

Richard R. Ivanovick, CFO	2010	$0
(Note 1)	2009	$8,618

James Roszel, Director	2010	$0
	2009	$0

***NOTE 1:  During the years ended December 31, 2009 and 2008, Richard R Ivanovick, CFO was paid for consulting services of $8,618 and $38,190, respectively.   As of the quarter ending March 31, 2009, the Company owed Mr. Ivanovick $17,320 for his consulting services for the 4th quarter of 2008 and the 1st quarter of 2009.   On September 24, 2009, Mr. Ivanovick was issued 866,009 common shares in lieu of payment for this accrued liability.

Because of the description above of the compensation paid during the last fiscal year, the Company is not including a Compensation Discussion and Analysis pursuant to Item 402(b) under Regulation S-K or S-B inasmuch as the Company believes the analysis and discussion is not necessary under the circumstances.

The Company does not have a Compensation Committee. The compensation is determined by the Board of Directors and is paid only for services actually rendered.  The Board determines the compensation primarily based upon the value to the Company of the services rendered, the prevailing rates of compensation in the industry in which the Company does business, and similar factors.

INDEPENDENT PUBLIC ACCOUNTANTS

Hansen, Barnett & Maxwell, P.C. served as the Company’s Independent Registered Public Accountants for the years ended December 31, 2010 and 2009, and is expected to serve in that capacity for the current year.

It is not expected that a representative of Hansen, Barnett & Maxwell, P.C. will attend the Annual Meeting of the shareholders to be held August 16, 2011 however, if a representative should attend the meeting they will have the opportunity to make a statement if they so desire and they should be expected to be available to respond to any appropriate questions posed.

Principal accounting fees for professional services rendered for the Company by Hansen, Barnett & Maxwell, P.C. for the years ending December 31, 2010 and 2009 are summarized as follows:

	2010	2009
Audit Fees	$15,000	$23,450
Audit related	-	-
Tax	3,000	3,000

Total	$18,000	$26,450

Audit Fees.  Audit fees were for professional services rendered in connection with the Company’s annual financial statement audits and quarterly reviews of financial statements and review of, and preparation of, consents for registration statements for filing with the Securities and Exchange Commission.

Audit-Related Fees.  Fees billed for the assurance and related services by the Company’s accountant that are related to the performance of the audit or review of the financial statements and are not reported as Audit Fees.

Tax Fees.  Tax fees related to services for tax compliance and consulting.

Audit Committee Pre-Approval Policies and Procedures.  At its regularly scheduled and special meetings, the Board of Directors, which is comprised of independent directors knowledgeable of financial reporting, considers and pre-approves any audit and non-audit services to be performed by the Company’s independent accountants. The Board of Directors has the authority to grant pre-approvals of non-audit services.

PROPOSAL NUMBER 1 - ELECTION OF DIRECTORS

The persons named above in "Directors and Executive Officers" and who are designated as directors of the Company, Paul Roszel and Richard R. Ivanovick and James Roszel are standing for election as directors of the Company for the coming year or until their successors are qualified and elected.  The Company expects all of the nominees will be able to serve as directors.  If any nominee should become unavailable, however, it is intended that the proxy holders will vote for a substitute designated by management.

Each shareholder is entitled to vote the number of common shares held, in person or by proxy, for each of the three nominees.  Inter-Continental Recycling, Inc, the majority shareholder of the Company, holding 53.74% of the outstanding shares are entitled to vote the number of common shares held, in person or by proxy, for each of the three nominees.  As such, if Inter-Continental Recycling, Inc votes, the outcome of the vote for the election of directors will be directly affected either for or against the nominees by Inter-Continental Recycling, Inc’s vote.

The election of a nominee requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting.

The Board of Directors recommends a vote "FOR" the above nominees.

PROPOSAL NUMBER 2 - APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed HANSEN, BARNETT & MAXWELL, P.C. certified public accountants, Salt Lake City, Utah, to be the independent public accountants for the Company during the coming year and until the next annual shareholders meeting of the Company.  Hansen, Barnett & Maxwell, P.C. has served as the Company's public accountants for more than eight years and the Board is requesting that the shareholders ratify that appointment.

Each shareholder is entitled to vote the number of common shares held, in person or by proxy, for the ratification of the appointment of the independent public accountants.  Inter-Continental Recycling, Inc, the majority shareholder of the Company, holding 53.74% of the outstanding shares are entitled to vote the number of common shares held, in person or by proxy, on the ratification of the appointment of the independent public accountants.  As such, if Inter-Continental Recycling, Inc votes, the outcome of the vote for the ratification of the appointment of the independent public accountants will be directly affected either for or against the appointment of the independent public accountants.

The ratification of the independent public accountants requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting.

The Board of Directors recommends a vote "FOR" the ratification of the public accountants.

PROPOSAL NUMBER 3 – TO RATIFY THE CONSENT RESOLUTION OF THE BOARD OF DIRECTORS OF MAYDAO CORPORATION REGARDING DISSOLUTION, SUBJECT TO THE CONDITIONS SET FORTH BELOW

Since the fall of 2008 the Company had seen a number of its customers closing their operations or declaring bankruptcy.  With the economic turnaround occurring more slowly than expected and the erosion of the customer base, maintaining the core operations of the business was at risk. Management implemented strong steps to reduce costs in late 2008 in the attempt to maintain the operations of the Company.

On September 24, 2009, the Board of Directors initiated a reorganization of the Company resulting in the centralization of all of the Company’s recycling operations and websites into Scrap.Net Inc, a wholly owned subsidiary of the Company as of September 30, 2009.  The Company had no external debt, which allowed the Company the opportunity to reorganize.

In an effort to preserve shareholder value, a vote was requested of the shareholders of the Company at its Annual Meeting held November 25, 2009 for the following items:

1.     To sell the operations and become a publicly traded Corporate Shell available for merger or acquisitions. A shell company is a registrant with no or nominal operations and either no or nominal assets, assets consisting solely of cash and cash equivalents, or assets consisting of any amount of cash and cash equivalents and nominal other assets.

The Company received a proposal from Inter-Continental Recycling Inc. to acquire 100% of the issued and outstanding common shares of Scrap.Net Inc in exchange for all of the issued and outstanding Class “N” shares of the Company owned by Inter-Continental Recycling Inc.  Inter-Continental is the majority shareholder of the Company, an entity controlled by Mr. Paul Roszel, the President and Chief Executive Officer and the Chairman of the Board of Directors of the Company and his immediate family. Due to the potential conflict of interest the Board of Directors did not engage in any negotiations and referred this proposal directly to the shareholders for approval.  Inter-Continental Recycling Inc., Paul Roszel and his immediate family, as the related parties, withheld their votes from this proposal, allowing the minority shareholders to vote on this matter.

The shareholders unanimously approved the proposal from Inter-Continental Recycling Inc. to acquire 100% of the issued and outstanding common shares of Scrap.Net Inc in exchange for all of the issued and outstanding Class “N” shares of the Company owned by Inter-Continental Recycling Inc., effective at the close of business November 30, 2009.

The shareholders of the Company did not receive any consideration as a result of this sale.  The impact of the sale on the ownership of the Company was through the retirement of the outstanding Class N shares.  On a fully diluted basis the issued and outstanding shares of the Company were reduced from 58,675,741 shares to 8,675,742 shares.

Upon completion of this transaction there were no material assets or liabilities remaining within the Company and there were no remaining Class N shares outstanding. The operations of the Company had been sold and the Company was re-classified as a shell company.

2.     In order to groom the corporate shell to make it attractive for potential transactions including, but not limited to, financings, corporate merger or acquisition, the Board of Directors strongly believed a reduction of the issued and outstanding common shares was necessary.

A vote by the shareholders on the reverse split of the common stock of the Company on a one-for-ten basis (for each ten common shares of the Company held by a shareholder, the shareholder would receive one common share of the reorganized Company) was requested and unanimously approved.

Prior to the reverse stock split, there were 250,000,000 authorized shares of Class N and common stock, of which 86,757,421 were issued and outstanding.  Upon the approval of the reverse stock split, the authorized common shares remained at 250,000,000 and the issued and outstanding common shares were reduced to 8,675,742.

The reorganization of the share structure positioned the Company for possible mergers, acquisitions or financing.

3.     The shareholders were also requested and voted unanimously to change the Company name from RecycleNet Corporation to Maydao Corporation. An amendment to the Articles of Incorporation was submitted and accepted by the State of Utah with this name change on November 30, 2009.

Effective at the open of business on January 20, 2010, the corporate actions to process the name change from RecycleNet Corporation to Maydao Corporation and the one-for-ten reverse split of the common shares of the Company were approved by FINRA.  The stock symbol of the Company was changed from “GARM” to “MYDO”. The common shares of the Company continued to trade on the Over-The-Counter-Bulletin-Board (OTCBB) with the stock symbol “MYDO”.

The sale of the assets of the Company in a share exchange with Inter-Continental Recycling Inc, the reverse split of the common shares of the Company, and the name change of the Company were all done in order to groom the Company into a more attractive corporate shell for the Board of Directors to be able to pursue potential transactions including, but not limited to, financings, corporate merger or acquisition.

At a Board of Directors Meeting held on March 15, 2011, a discussion was held regarding the financial condition of the Company.  The Company has no assets or revenues and as of December 31, 2010, the Company has received advances of $88,100 from Scrap.Net, Inc. the wholly owned subsidiary of the majority shareholder, Inter-Continental Recycling Inc.  These advances were made to the Company so that they were able to pay for certain expenses such as legal and accounting fees so that the Company could continue as a reporting company with the United States Securities and Exchange Commission.  These advances are due on demand and bear no interest.

Since November 2009, the Board of Directors had been actively seeking prospects for merger, acquisition or financing, but to date have not been able to enter into any such business opportunity.  As such, the Board of Directors determined that due to the financial condition of the Company and as they believe that they had exhausted all of their options seeking prospects for merger, acquisition or financing, instructed Paul Roszel to explore the necessary obligations and requirements for an orderly dissolution or wind down of the Company, in the event that the Company was unable to continue as a going concern.

On June 23, 2011, The Board of Directors held a meeting to further discuss the future of the Company. The Board of Directors determined that with no potential transactions related to corporate merger, acquisition or financing available at this time, with no assets or revenues, with the accumulated debt owed to Scrap.Net, Inc. as of March 31, 2011 of $88,700 and a accumulated deficit of $1,482,895 as of March 31, 2011, that the Company is not solvent and as such is no longer able to continue as a going concern.

Paul Roszel reported that in order to dissolve the Company, The Board of Directors must recommend dissolution to the shareholders.  The Utah Revised Business Corporation Act Section 16-10a-1402 states that the proposal to dissolve must be approved by each voting group entitled to vote separately on the proposal, by a majority of all the votes entitled to be cast on the proposal by that voting group, unless a greater vote is required by the articles of incorporation, the initial bylaws or the bylaws amended pursuant to Section 16-10a-1021, or by the Board of Directors acting pursuant to Subsection (3), whereby the Board of Directors may condition the effectiveness of the dissolution on any basis.

At the scheduled Meeting of the Shareholders the shareholders are being asked to vote on the ratification of the consent resolution of the Board of Directors of Maydao Corporation regarding dissolution, subject to the conditions set forth below.

The Board of Directors is requesting that the shareholders vote on the dissolution of the Company, reserving to the Board of Directors the right to forgo dissolution of the Company if a business opportunity deemed by the Board to be more favorable to the shareholders becomes available prior to dissolution.  In addition, the Board retains the right, under Utah Code Sec. 16-10a-1404, to revoke the dissolution within 120 days after the effective date of the dissolution by resolution of the Board alone and with no further or other actions by the shareholders. At the present time there are no pending mergers, acquisitions or financing options, however, in the event that a business opportunity is received in advance of the Meeting of Shareholders and is deemed by the Board of Directors to be more favorable to the shareholders than the dissolution of the Company, the shareholders authorize the Board of Directors to accept such an offer on their behalf.  If no acceptable business opportunity is received prior to the Meeting of Shareholders, the Directors of the Company, pending shareholder approval, will proceed with an orderly dissolution of the Company.

If shareholders vote to approve the ratification of the consent resolution of the Board of Directors of Maydao Corporation regarding dissolution, subject to the conditions set forth, the Board of Directors will proceed in a timely manner, unless a business opportunity deemed by the Board of Directors to be more favorable to the shareholders becomes available, to dissolve the Company.  Articles of Dissolution will be filed with the State of Utah, Dept of Commerce, Division of Corporations & Commercial Code, the Company will cease reporting with the United States Securities and Exchange Commission and the 8,685,742 common shares held as a combined total as of December 31, 2010 by 699 shareholders will halt trading on the Over-The-Counter-Bulletin-Board (OTCBB).  With no assets remaining within the Company and a debt owing to Scrap.Net, Inc. the shareholders will receive no consideration in the event of the dissolution of the Company.

If the shareholders of the Company choose not to approve the ratification of the consent resolution of the Board of Directors of Maydao Corporation regarding the dissolution, the Company will be forced into liquidation as the Company no longer has funding available to continue as a going concern.

Each shareholder is entitled to vote, in person or by proxy, the number of common shares held, in regards to the ratification of the consent resolution of the Board of Directors of Maydao Corporation regarding the dissolution of the Company, subject to the conditions set forth.

Inter-Continental Recycling, Inc, the majority shareholder of the Company, holding 53.74% of the outstanding shares is entitled to vote, in person or by proxy, the number of common shares held on the proposal to ratify of the consent resolution of the Board of Directors of Maydao Corporation regarding the dissolution of the Company, subject to the conditions set forth.  As the majority shareholder of the Company, the vote cast by Inter-Continental Recycling, Inc, will directly affect the outcome, either for or against, the ratification of the consent resolution of the Board of Directors of Maydao Corporation regarding the dissolution of the Company.

The Utah Revised Business Corporation Act Section 16-10a-1402 states that the proposal to dissolve must be approved by each voting group entitled to vote separately on the proposal, by a majority of all the votes entitled to be cast on the proposal by that voting group, unless a greater vote is required by the articles of incorporation, the initial bylaws or the bylaws amended pursuant to Section 16-10a-1021, or by the Board of Directors acting pursuant to Subsection (3), whereby the Board of Directors may condition the effectiveness of the dissolution on any basis. A greater vote is not required by the Company’s articles of incorporation, the initial bylaws or the bylaws amended pursuant to Section 16-10a-1021.  The voting groups entitled to vote on the proposal are Class N and Common Shares.  There are no outstanding Class N shares.

The ratification of the consent resolution of the Board of Directors regarding dissolution of the Company requires the affirmative vote by a majority of all the votes entitled to be cast on the proposal.

The Board of Directors recommends a vote "FOR" the dissolution of the Company subject to the conditions above.

OTHER MATTERS

As of the date of this proxy statement, management of the Company is unaware of any other matters for action at the meeting other than as set forth herein.  If any other matter properly comes before the meeting, the proxy holders will vote in accordance with their best judgment.

ANNUAL REPORT

Accompanying this Proxy Statement is a copy of the Company’s financial information contained in its Annual Report of December 31, 2010 on Form 10-K and its most recent Quarterly Report of March 31, 2011 on Form 10-Q as filed with the Securities and Exchange Commission in Washington, DC. The Company hereby incorporates by this reference all other filings made by the Company under Section 13 of the Securities Exchange Act of 1934 in this Proxy Statement for purposes of disclosure of information required herein by the Proxy Rules, as applicable, of the Commission under Section 14 of that Act and the rules there under.  The Company hereby undertakes to deliver, upon written or oral request, a copy of the Proxy Statement and/or the Annual Report on Form 10-K to any person who so requests. Direct requests to the Company at its address set forth above or request via email at info@maydao.com

By Order of the Board of Directors
July 19, 2011
Paul Roszel, Chairman

MAYDAO CORPORATION
DECEMBER 31, 2010
10-K

INDEX

Part I

Item 1.    Business
Item 1A.   Risk Factors
Item 1B.   Unresolved Staff Comments
Item 2.    Properties
Item 3.    Legal Proceedings

Part II

Item 5.    Market for Registrant’s Common Equity, Related Stockholder
Matters and Issuer Purchases of Equity Securities
Item 6.    Selected Financial Data
Item 7.    Management's Discussion and Analysis of Financial
           Condition and Results of Operations
Item 7A.   Quantitative and Qualitative Disclosures About Market Risk
Item 8.    Financial Statements and Supplemental Data
Item 9.    Changes in and Disagreements with Accountants on
           Accounting and Financial Disclosures
Item 9A    Controls and Procedures

PART I

ITEM 1. Business

History of the Company

Maydao Corporation, formerly RecycleNet Corporation, ("the Company") is a Utah corporation originally incorporated on December 29, 1961 as Bern Enterprises Inc. and the name was changed to Garbalizer Machinery Corporation in April 1977.

On February 25, 1999, RecycleNet Corporation (Ontario) entered into a reorganization agreement with Garbalizer Machinery Corporation of Utah, a company whose shares were publicly traded on the bulletin board securities market utilizing the symbol “GARM.” On March 19, 1999, the reorganization was consummated with Garbalizer Machinery Corporation surviving and changing its name to RecycleNet Corporation (Utah). Prior to the March 19, 1999 reorganization, the assets and liabilities of Garbalizer Machinery Corporation were sold to Garb-Oil & Power Corporation (Utah).

RecycleNet Corporation (Utah) acquired all of the common shares of RecycleNet Corporation (Ontario) for shares of the Utah Company. As a result of that reorganization, shareholders of RecycleNet (Ontario) exchanged their common shares in that company for Class N voting, non-equity shares of RecycleNet Corporation (Utah) and Class X non-voting, equity shares of RecycleNet Corporation (Ontario). One Class N share and one Class X share were exchangeable into one common share of RecycleNet Corporation (Utah). The Company retained the market symbol "GARM" as its market symbol and as an acronym for the slogan, "Global Access to Recycling Markets".

On December 31, 2007, the Company sold its RecycleNet Corporation (Ontario) operations to Inter-Continental Recycling Inc., a related party. Inter-Continental Recycling Inc. assumed the outstanding debt of $138,019 owed by RecycleNet Corporation (Utah) to RecycleNet Corporation (Ontario) in exchange for 100% of the issued and outstanding common shares of RecycleNet Corporation (Ontario) held by RecycleNet Corporation (Utah). At December 31, 2007, RecycleNet (Ontario) had common stock of $3 and accumulated losses of $458,674. As a result of the sale, the Company recognized a distribution to shareholders in the amount of $40,427.

Upon completion of the sale of RecycleNet (Ontario) there are no longer any Class X shares remaining within the Company.  At the Annual Meeting of Shareholders on June 20, 2008, shareholders unanimously voted to amend the Articles of Incorporation for the Class N voting, non-equity shares of the Company to be directly convertible to common shares on a one for one basis.

Due to the economic downturn during 2008-2009, Management was of the opinion that the economy would not recover quickly enough for the core operations of its business to be sustainable as a “going concern”.   Since the fall of 2008 the Company had seen a number of its customers closing their operations or declaring bankruptcy.

With the economic turnaround occurring more slowly than expected and the erosion of the customer base, maintaining the core operations of the business was at risk.  Management had implemented strong steps to reduce costs since late 2008 in the attempt to maintain the operations of the Company.

In April 2009 and forward, Paul Roszel, President, Chief Executive Officer and Chairman of the Board of Directors of the Company reduced his compensation by 25% and Richard Ivanovick, Chief Financial Officer and Director of the Company waived his consulting fees.

In addition, all expenses were reviewed and reduced accordingly to “right size” the company relative to sales revenues and cash management.

On September 24, 2009, the Board of Directors initiated a reorganization of the Company resulting in the centralization of all of the Company’s recycling operations and websites into Scrap.Net Inc, a wholly owned subsidiary of the Company as of September 30, 2009.

The Company had no external debt, which allowed the Company the opportunity to reorganize.

In an effort to preserve shareholder value, a vote was requested of the shareholders of the Company at its Annual Meeting held November 25, 2009, to sell its operations and become a publicly traded “Corporate Shell” available for merger or acquisitions.  The Board of Directors had determined that if the Company continued on its current path and did not reorganize, the Company would not have had the financial resources to meet the obligations to continue as a reporting company with the United States Securities and Exchange Commission.  In that event, the Company would have to consider deregistration, which would make it more difficult to trade its shares and also more difficult to hold the share price at current levels.

A “Shell Company” is a registrant with no or nominal operations and either no or nominal assets, assets consisting solely of cash and cash equivalents, or assets consisting of any amount of cash and cash equivalents and nominal other assets.

On November 25, 2009, at the Annual Meeting of Shareholders, the shareholders voted unanimously to change the Company name from RecycleNet Corporation to Maydao Corporation. An amendment to the Articles of Incorporation was submitted and accepted by the State of Utah with this name change on November 30, 2009. The Financial Industry Regulatory Authority (subsequently referred to as FINRA) approved this change effective January 20, 2010.

In addition, at the November 25, 2009 Annual Shareholders Meeting, the shareholders unanimously approved the proposal from Inter-Continental Recycling Inc, to acquire all of the outstanding shares of the Company’s wholly owned subsidiary, Scrap.Net Inc, by a share exchange, effective at the close of business November 30, 2009.

Inter-Continental Recycling Inc. proposal was to exchange all of the issued and outstanding Class N shares of Maydao Corporation for all of the issued outstanding shares of Scrap.Net, Inc., which consisted of the recycling operations.

Inter-Continental is the majority shareholder of the Company, an entity controlled by Mr. Paul Roszel, the President and Chief Executive Officer and the Chairman of the Board of Directors of the Company and his immediate family

The shareholders of the Company did not receive any consideration as a result of share exchange.  The impact of the exchange on the ownership of the Company was through the retirement of the Class N shares.  On a fully diluted basis the issued and outstanding shares of the Company were reduced from 58,675,741 shares to 8,675,746 shares.

Upon completion of this transaction there were no material assets or liabilities remaining within the Company, there were no special class, or Class N shares remaining. The Company has sold its regular operations and has become a “Shell Company”.

The share exchange resulted in a shareholder distribution of $5,265.  In our view this would not have any federal income tax consequences to the shareholders.

In order to groom the corporate shell to make it attractive for potential transactions including, but not limited to, financings, corporate merger or acquisition, the Board of Directors strongly believed a reduction of the issued and outstanding common shares was necessary.

At the November 25, 2009 Annual Meeting of Shareholders, a reverse split of the common stock of the Company on a one-for-ten basis (for each ten common shares of the Company held by a shareholder, the shareholder will receive one common share of the reorganized Company) was unanimously approved.  The financial statements were retroactively restated as of December 31, 2009 to reflect the stock spilt.

Fractional shares, based upon the foregoing ratio were rounded up to a whole share for fractions in excess of 50% and were rounded down for fractions of 50% or less.   For shareholders holding less than 10 common shares the same treatment applied; 6 or more shares were issued 1 (one) share of the reorganized Company, 5 or less shares were rounded down to 0 (zero) shares after completion of the reverse split.

Prior to the reverse stock split, there were 250,000,000 authorized shares of Class N and common stock, of which 86,757,421 were issued and outstanding.  Upon the approval of the reverse stock split, the authorized common shares remained at 250,000,000 and the issued and outstanding common shares were reduced to 8,675,746. The Board of Directors of the Company may at any time issue, without prior shareholder approval, common shares up to a maximum of the 250,000,000 authorized.

The reorganization of the share structure positions the Company for possible mergers, acquisitions or financing.  At this time the Company has not entered into any potential transactions related to corporate mergers, acquisitions or financing.

On December 15, 2009, Maydao Corporation retained IBC USA, Inc, a professional consulting firm specialized at USA & China Capital formation, as a strategic advisor in developing its new strategic corporate initiative.  IBC USA, Inc. shall introduce Maydao Corporation to prospective reverse merger candidates, with a focus on companies from China that desire to expand into the USA.  Maydao Corporation issued IBC USA, Inc. 10,000 common “restricted” shares as total compensation for the services provided by IBC USA, Inc.  The 10,000 common restricted shares were issued to IBC USA, Inc in February 2010.  The 10,000 post-split common shares were valued based on the adjusted market close price as of December 15, 2009 at $1,000 and were recorded as a prepaid expense and accrued liability as the shares were issuable, but had not yet been issued as of December 31, 2009.

Effective at the open of business on January 20, 2010, the corporate actions to process the name change from RecycleNet Corporation to Maydao Corporation and the one-for-ten reverse split of the common shares of the Company were approved by FINRA.  The stock symbol of the Company was changed from “GARM” to “MYDO”. The common shares of the Company continue to trade on the Over-The-Counter-Bulletin-Board (OTCBB) with the stock symbol “MYDO”.

The Company is now a “Shell Company” operating under the name “Maydao Corporation” with the stock symbol of “MYDO”.

Business Condition and Re-Organization

In 1989, Paul Roszel, an officer, director and principal shareholder of the Company began publishing a newsletter entitled "The Recycler's Exchange". This newsletter was published for a period of approximately seven years and was a regional recycling industry newsletter that circulated to an estimated 3,200 recycling based businesses in Ontario, Canada. Along with the newsletter, Mr. Roszel inserted classified type advertisements for commodities that were available to buy, sell or trade. In late 1994, Mr. Roszel began work on physically developing the concept of an electronic format trading system to distribute the Recycler's Exchange information world wide via the World Wide Web and e-mail. Thus, the Recycler's Exchange evolved from a printed newsletter with limited distribution to one available electronically with worldwide distribution.

The electronic exchange was activated online on May 1, 1995.

With the divestiture of Scrap.Net Inc. on November 30, 2009, all of the operations within Maydao Corporation have been sold.  The Company no longer has any operations or revenues and is actively pursuing potential transactions including, but not limited to, financings, corporate merger or acquisition.

On December 15, 2009, Maydao Corporation retained IBC USA, Inc, a professional consulting firm specializing in USA & China Capital formation, as a strategic advisor in developing its new strategic corporate initiative.  IBC USA, Inc. shall introduce Maydao Corporation to prospective reverse merger candidates, with a focus on companies from China that desire to expand into the USA.

Bankruptcy, receivership or similar proceeding
None

Employees

The Company has no employees.

Prior to the divestiture of the operations of the Company, all management and staff were retained on an unwritten contract basis under a related party transaction with Inter-Continental Recycling Inc. Inter-Continental Recycling is owned 100% by the Company’s President. Because of the affiliation between Inter-Continental and the Company, the agreement between them had no definite duration and continued as necessary for the conduct of business by the Company. Inter-Continental assigned and provided employees to the Company as long as the Company required them and could pay the associated costs. Inter-Continental provided services to and for the Company by employees of Inter-Continental. There was no mark-up or other charges incurred by the Company from Inter-Continental and the Company paid the same amount for services for the Inter-Continental employees, as did Inter-Continental.

Reports to Security Holders

The Company intends to prepare and deliver to its security holders an annual report each year, which will include audited financial statements.

Effect of Governmental Regulations

The Company is a "Reporting Company" under the Securities Exchange Act of 1934 and is required to file annual, quarterly and periodic reports with the Securities and Exchange Commission, such as Forms 10-K, 10-Q, and 8-K. The reports are available at the Commission's Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549, telephone 1-800-SEC-0330 and may be retrieved electronically via the Internet at www.sec.gov.

ITEM 1A.  RISK FACTORS
As a “smaller reporting company” as defined by Item 10 of Regulation S-K, the Company is not required to provide information required by this Item.

ITEM 1B.  UNRESOLVED STAFF COMMENTS
None

ITEM 2. PROPERTIES

Facilities
The Company does not currently own any operating facilities.  The Company’s corporate offices are located at 4804 Skycrest Park Cove, Salt Lake City, Utah.  The Company also maintains shared office space at 7 Darren Place, Guelph, Ontario. The Company believes that the current facilities will be adequate for the foreseeable future. All research and development activities are performed in these facilities.

ITEM 3. LEGAL PROCEEDINGS

Neither the Company, nor any of its officers, directors or greater than 10% beneficial shareholders, are involved in any litigation or legal proceedings involving the business of the Company.

PART II

ITEM 5. MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Market Information
The Company's shares are traded on the over-the-counter bulletin board securities market. The following table gives the range of high and low bid information for the Company's common shares for each quarter within the last two fiscal years through December 31, 2010. Because the Company's shares are traded in the over-the-counter market, the quotations shown below reflect inter-dealer prices without retail mark up, markdown or commission and they may not represent actual transactions.

Fiscal Quarter	High Bid	Low Bid

1st Quarter, 2010	$0.20	$0.01
2nd Quarter, 2010	$0.10	$0.10
3rd Quarter, 2010	$0.15	$0.04
4th Quarter, 2010	$0.04	$0.04

1st Quarter, 2009	$0.04	$0.03
2nd Quarter, 2009	$0.04	$0.03
3rd Quarter, 2009	$0.03	$0.01
4th Quarter, 2009	$0.02	$0.01

As of December 31, 2010, the number of holders of record of the Company's common shares was 699.  Neither the Company (nor its subsidiaries) have declared or paid any cash dividends for the last two fiscal years. It is not anticipated that any cash dividends will be declared or paid in the near future. There are no contractual or other restrictions that limit the ability of the Company to pay dividends on its common shares and none are anticipated in the future.

At the November 25, 2009 Annual Meeting of Shareholders a reverse split of the common stock of the Company on a one-for-ten basis (for each ten common shares of the Company held by a shareholder the shareholder will receive one common share of the reorganized Company) was unanimously approved.  Fractional shares, based upon the foregoing ratio were rounded up to a whole share for fractions in excess of 50% and were rounded down for fractions of 50% or less.   For shareholders holding less than 10 common shares the same treatment applied; 6 or more shares were issued 1 (one) share of the reorganized Company, 5 or less shares were rounded down to 0 (zero) shares after completion of the reverse split.

Prior to the reverse stock split, there were 250,000,000 common shares authorized by the Company, of which 86,757,421 were issued and outstanding as of December 31, 2009.  Upon approval of the reverse split of the common stock, the authorized common shares remained at 250,000,000 and the issued and outstanding common shares were reduced to 8,675,746 and the shares outstanding were retroactively restated to reflect the stock split. The stock split was approved by FINRA effective January 20, 2010.

A new stock symbol was issued to the Company on January 20, 2010, “MYDO”.  The Company's shares continue to be traded on the over-the-counter bulletin board securities market under this new symbol.

Recent Sales of Unregistered Securities
The Company has made no offers or sales of unregistered securities during the year ended December 31, 2010 and none are intended at the present time.

ITEM 6.  SELECTED FINANCIAL DATA

As a “smaller reporting company” as defined by Item 10 of Regulation S-K, the Company is not required to provide information required by this Item.

ITEM 7. MANAGEMENTS DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion of the financial condition and results of operations of the Company should be read in conjunction with the financial statements and notes related thereto, included elsewhere in this report.

Overview
Maydao Corporation provided "Global Access to Recycling Markets" by providing an exchange system that facilitated the trade of secondary commodities.

The spectrum of goods exchanged on the Company’s system included all grades of scrap metals, waste paper, recycled plastics, glass, rubber, wood, textiles, minerals, chemicals and used items.

The Company did not act as a dealer, broker nor processor but rather as an exchange system that could be utilized by dealers, brokers, processors, generators and consumers of scrap materials. Any purchasing agent at any factory that had scrap, waste or by-product was a potential user of the RecycleNet exchange system.

On September 24, 2009, the Board of Directors initiated a reorganization of the Company resulting in the centralization of all of the Company’s recycling operations and websites into Scrap.Net Inc, a wholly owned subsidiary of the Company as of September 30, 2009.

The Company had no external debt, which allowed the Company the opportunity to reorganize.

In an effort to preserve shareholder value, a vote was requested of the shareholders of the Company at its Annual Meeting held November 25, 2009, to sell its operations and become a publicly traded “Corporate Shell” available for merger or acquisitions.  The Board of Directors had determined that if the Company continued on its current path and did not reorganize, the Company would not have had the financial resources to meet the obligations to continue as a reporting company with the United States Securities and Exchange Commission.  In that event, the Company would have to consider deregistration, which would make it more difficult to trade its shares and also more difficult to hold the share price at current levels.

A “Shell Company” is a registrant with no or nominal operations and either no or nominal assets, assets consisting solely of cash and cash equivalents, or assets consisting of any amount of cash and cash equivalents and nominal other assets.

On November 25, 2009, at the Annual Meeting of Shareholders, the shareholders voted unanimously to change the Company name from RecycleNet Corporation to Maydao Corporation. An amendment to the Articles of Incorporation was submitted and accepted by the State of Utah with this name change on November 30, 2009.  FINRA approved this change January 20, 2010, however the financial statements were retroactively restated as of December 31, 2009 to reflect the stock split.

At the Annual Meeting of Shareholders held on November 25, 2009, the shareholders unanimously approved the proposal from Inter-Continental Recycling Inc, the majority shareholder of the Company, an entity controlled by Mr. Paul Roszel, the President and Chief Executive Officer and the Chairman of the Board of Directors of the Company and his immediate family, to acquire all of the outstanding shares and recycling operations of the Company’s wholly owned subsidiary Scrap.Net Inc in exchange for all of the issued and outstanding Class N shares of RecycleNet Corporation owned by Inter-Continental Recycling Inc., effective at the close of business November 30, 2009. The share exchange with Inter-Continental Recycling, Inc. resulted in a shareholder distribution of $5,265. In our view this will not have any federal income tax consequences to the shareholders.

Upon completion of this transaction, there are no material assets or liabilities remaining within the Company, there is no special class, Class N shares. The Company has sold its operations and has been re-classified as a “Shell Company”.

The stock of the Company continues to have a market and is traded on the Over-The-Counter-Bulletin-Board (OTCBB) with the stock symbol of “MYDO”.

The shareholders of the Company did not receive any consideration as a result of this share exchange.  The impact of the exchange on the ownership of the Company was through the retirement of the Class N shares.  On a fully diluted basis the issued and outstanding shares of the Company were reduced from 58,675,741 shares to 8,675,746 shares.

Results of Operations
With the divestiture of Scrap.Net Inc. on November 30, 2009, the Company no longer has any operations or revenues and is actively pursuing potential transactions including, but not limited to, financings, corporate merger or acquisition. At this time the Company has not entered into any potential transactions related to corporate mergers, acquisitions or financing.

The enclosed financial data reflects the operations of the Company for the years ended December 31, 2010 and 2009.

Sales Revenues
	2010	2009

Sales Revenues	$-	$407,200

With the divestiture of Scrap.Net Inc. on November 30, 2009, the Company no longer has any operations and as such has no incoming revenues.

Operating Expenses

	2010	2009

Selling, general and administrative expenses	$75,598	$412,982

Write-off of related party receivable	$-	$170,474

With the divestiture of Scrap.Net Inc., and the Company no longer having any operations, the expenses now being incurred by the Company are the costs associated with maintaining its position as a reporting company with the United States Securities and Exchange Commission.

As the Company no longer has any revenues in order to generate cash flow, the Company has received advances of $88,100 from Scrap.Net, Inc. to pay for expenses.  Expenses incurred during the year ended December 31, 2010 were: Office and Administrative Charges of $51,006, Postage $1,066, Legal and Accounting of $21,525, Bank Charges of $753, and Travel expense of $1,248.  These funds were advanced so that the Company could pay for these expenses.  The Company anticipates that Scrap.Net, Inc., if required, will provide additional funds; however, there is no assurance that future funds will be loaned.  This loan is due on demand and bears no interest.

Net Loss

	2010	2009

Net Loss	$(75,598)	$(176,184)

As discussed above, with the divestiture of Scrap.Net Inc. on November 30, 2009, the Company no longer has any business operations to offset the expense of maintaining its position as a reporting company.  Therefore, these costs incur a direct loss in the Company while it actively pursues potential transactions including, but not limited to, financings, corporate merger or acquisition.

Cash Position
The Company’s cash position at December 31, 2010 has decreased to $685, a $1,928 decrease from the December 31, 2009 balance of $2,613.

This reduction in cash is the direct result of the Company having no operations while incurring the expenses mentioned above.

Advances from Related Party
As of December 31, 2010, the Company has received advances of $88,100 from Scrap.Net, Inc.  These funds were advanced so that the Company could pay for certain expenses such as legal and accounting expenses. This advance is due on demand and bears no interest.

Future Plans for Expansion
The Company no longer has any operations or revenues.  The Company's future plans include actively pursuing potential transactions including, but not limited to financings, corporate mergers or acquisitions.

Off Balance Sheet Arrangements
None

ITEM 7A.  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

As a “smaller reporting company” (as defined by Item 10 of Regulation S-K), the Company is not required to provide information required by this Item, as defined by Regulation S-K Item 305(e).

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTAL DATA

MAYDAO CORPORATION
INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets

Consolidated Statements of Operations

Consolidated Statements of Stockholders' Equity

Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors

Maydao Corporation

We have audited the consolidated balance sheets of Maydao Corporation (formerly RecycleNet Corporation) and subsidiaries as of December 31, 2010 and 2009 and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Maydao Corporation and subsidiaries as of December 31, 2010 and 2009 and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company’s recent sale of its operations, negative cash flows from operations and accumulated deficits raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ HANSEN, BARNETT & MAXWELL, P.C.
Salt Lake City, Utah

March 23, 2011

MAYDAO CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2010	2009
ASSETS
Current Assets
Cash	$685	$2,613
Prepaid expenses	-	1,000
Total Current Assets	685	3,613
Total Assets	685	3,613

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Related party accounts payable	88,100	8,000
Accrued liabilities	16,500	24,930
Total Current Liabilities	104,600	32,930
Stockholders' Deficit
Class N convertible shares $0.01 par value;
70,896,789 shares authorized; 0 shares
issued and outstanding, respectively	-	-
Common shares - $0.01 par value; 179,103,211 shares authorized;
8,685,746 and 8,675,746 shares issued and oustanding, respectively	86,857	86,757
Additional paid-in capital	1,289,574	1,288,674
Accumulated deficit	(1,480,346)	(1,404,748)
Total Stockholders' Deficit	(103,915)	(29,317)
Total Liabilities and Stockholders' Deficit	$685	$3,613

The accompanying notes are an integral part of these consolidated financial statements.

MAYDAO CORPORATION AND SUBSIDIARIESCONSOLIDATED STATEMENTS OF OPERATIONS

	For the Year
	Ended December 31,
	2010	2009
Sales	$-	$407,272
Operating Expenses
Selling, general and administrative expenses	75,598	412,982
Write-off of related party receivable	-	170,474

Total Operating Expenses	75,598	583,456
Net Loss	$(75,598)	$(176,184)

Basic Loss Per Common Share	$(0.01)	$(0.02)
Diluted Loss Per Common Share	$(0.01)	$(0.02)
Basic Weighted-Average Common Shares Outstanding	8,684,239	8,073,982
Diluted Weighted-Average Common Shares Outstanding	8,684,239	8,073,982

 The accompanying notes are an integral part of these consolidated financial statements.

MAYDAO CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2010

					Additional		Total
	Class N Common Shares		Common Shares		Paid-in	Accumulated	Stockholders'
	Shares	Amount	Shares	Amount	Capital	Deficit	Equity/(Deficit)
Balance - December 31, 2008	56,800,000	$568,000	7,909,141	$79,091	$716,285	$(1,228,564)	$134,812

Issuance of 86,601 shares of common stock in lieu of accrued liability	-	-	86,601	866	16,454	-	17,320

Conversion of 6,800,000 shares of Class N to 680,000 shares of common stock;	(6,800,000)	(68,000)	680,000	6,800	61,200	-	-

Sale of Scrap.net through shareholder distribution and redemption of 50,000,000 Class N shares	(50,000,000)	(500,000)	-	-	494,735	-	(5,265)

Net loss for the year ended December 31, 2009	-	-	-	-	-	(176,184)	(176,184)

Balance - December 31, 2009	-	$-	8,675,742	$86,757	$1,288,674	$(1,404,748)	$(29,317)

Issuance of 1,000 common shares for consultling services	-	-	10,000	100	900	-	1,000

Net loss for the year ended December 31, 2010	-	-	-	-	-	(75,598)	(75,598)

Balance - December 31, 2010	-	$-	8,685,742	$86,857	$1,289,574	$(1,480,346)	$(103,915)

The accompanying notes are an integral part of these consolidated financial statements.

MAYDAO CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	December 31,	December 31,
	2010	2009
Cash Flows From Operating Activities:
Net loss	$(75,598)	$(176,184)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation	-	3,213
Adjustment to investment in Scrap.Net for amounts owed to Scrap.Net		8,959
Write-off of related party receivable	-	170,474
Changes in assets and liabilities:
Accounts and other receivables	-	1,517
Prepaid expenses	1,000	6,061
Accrued liabilities and accounts payable	(7,430)	4,263
Deferred revenue	-	(20,556)
Net Cash Used in Operating Activities	(82,028)	(2,253)
Cash Flows From Investing Activities:
Advances to related party	-	(9,582)
Cash distributed upon sale of Scrap.Net	-	(34,900)
Net Cash Used In Investing Activities	-	(44,482)
Cash Flows From Financing Activities:
Advances from related party	80,100	8,000
Net Cash Provided by Financing Activities	80,100	8,000
Net Change in Cash	(1,928)	(38,735)
Cash at Beginning of Period	2,613	41,348
Cash at End of Period	$685	$2,613

Non-Cash Investing and Financing Activities:
Issuance of 10,000 shares of common stock for consulting services provided	$1,000	$-
Issuance of common stock through conversion of accrued liabilites	$-	$17,320
Conversion of 6, 800,000 Class N shares for 6,800,000 shares common stock	$-	$68,000
Valuation of common shares to be issued for future services to be performed	$-	$1,000

The accompanying notes are an integral part of these consolidated financial statements.

MAYDAO CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Consolidation – Through to November 30, 2009 the consolidated financial statements included the accounts of Maydao Corporation and its wholly owned subsidiaries Scrap.Net, Inc., Waste.Net, Inc. and Recycle West Network. Inter-company accounts and transactions were eliminated on consolidation.

As further discussed in Note 3, on November 30, 2009, the Company exchanged all of its outstanding shares of the Company’s wholly owned subsidiary Scrap.Net Inc (and its wholly owned subsidiaries Waste.Net, Inc and Recycle West Network) with Inter-Continental Recycling Inc.  Inter-Continental Recycling Inc. exchanged all of the issued and outstanding Class N shares of the Company owned by Inter-Continental Recycling Inc. in exchange for all of the issued and outstanding shares of Scrap.Net Inc.

The enclosed financial data reflects the consolidated operations of the Company for the years ended December 31, 2010 and 2009.

Business Condition – These financial statements have been prepared assuming the Company will continue as a going concern. As of December 31, 2010, the Company has an accumulated deficit of $1,480,346 and has experienced losses and negative cash flows from operations for the year then ended. In addition, upon the divestiture of Scrap.net, Inc, as of November 30, 2009, the Company no longer has operations and has become a “shell company”. This situation raises substantial doubt about its ability to continue as a going concern. The accompanying financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Fair Values of Financial Instruments - Due to their near-term nature, the amounts reported as related party accounts payable and accrued liabilities are considered to be reasonable approximations of their fair values.

Equipment – With the divestiture of the assets of the Company there is no equipment remaining within the Company. Prior to the divestiture, equipment was stated at cost. Maintenance and repairs of equipment were charged to operations and major improvements were capitalized. Upon retirement, sale, or other disposition, the cost and accumulated depreciation were eliminated from the accounts and a gain or loss is included in operations. Depreciation was computed using the straight-line method over the estimated useful lives of the property and equipment, which were three to five years. Depreciation expense was $0 and $3,927 for the years ended December 31, 2010 and 2009, respectively.

Revenue Recognition – With the divestiture of Scrap.Net Inc. on November 30, 2009, the Company no longer has any operations or revenues and is actively pursuing potential transactions including, but not limited to, financings, corporate merger or acquisition.

Advertising Costs - Advertising costs were charged to expense in the period incurred. Advertising expense for the years ended December 31, 2010 and 2009 were $0 and $316 respectively.

Income Taxes - The Company recognizes an asset or liability for the deferred tax consequences of all temporary differences between the tax basis of assets or liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years when the reported amounts of the asset or liabilities are recovered or settled.  Deferred tax assets or liabilities are measured using the enacted tax rates that will be in effect when the differences are expected to reverse.  Deferred tax assets are reviewed periodically for recoverability and valuation allowances are provided as necessary. Assets and liabilities are established for uncertain tax positions taken or positions expected to be taken in income tax returns when such positions are judged to not meet the “more-likely-than-not” threshold based on the technical merits of the positions. Estimated interest and penalties related to uncertain tax positions are included as a component of selling, general and administrative expense.

Basic and Diluted Income (Loss) per Common Share - Basic income (loss) per common share is calculated by dividing net income (loss) by the weighted-average number of common shares outstanding. Diluted income per common share is calculated by dividing net income by the weighted-average number of Class N shares and common shares outstanding to give effect to potentially issuable common shares, except during loss periods when those potentially issuable shares are anti-dilutive.  Basic and diluted income (loss) per share reflects the recent stock split as further discussed in Note 3.

As of November 30, 2009 all of the Class N shares have been retired.

As of December 31, 2010 and 2009, there were no outstanding common stock equivalents.

Subsequent Events – Subsequent events have been evaluated through March 23, 2011, the date in which these financial statements were issued.

NOTE 2 - RELATED PARTY TRANSACTIONS

Related Party Payable — As of December 31, 2010, the Company has received advances of $88,100 from Scrap.Net, Inc., a former subsidiary of the Company.  These funds were advanced so that the Company could pay for certain expenses such as legal and accounting expenses. The Company anticipates that Scrap.Net Inc, if required, will provide additional funds; however, this is no assurance that future funds will be loaned.  This loan is due on demand and bears no interest.

Service Agreements - The Company had an agreement with Inter-Continental Recycling, Inc. and its wholly owned subsidiary Cooksmill NetSystems, Inc. to provide various services for the Company. Inter-Continental Recycling, Inc., and as such Cooksmill NetSystems, Inc., is 100% owned by the immediate family of the President of the Company.

The Company was billed monthly for services supplied for Internet service provider fees, merchant services and management and sales activities, which varied monthly based on the activity level. With the divestiture of Scrap.Net Inc. on November 30, 2009, the Company no longer has any operations or revenues and as such these services where no longer required in 2010. The charges for these services for the year ended December 31, 2010 and 2009 were $0 and $217,513, respectively and are discussed further below.

As part of this agreement, Cooksmill NetSystems Inc. provided Rhodium Webweaver Services to the Company for website management and e-commerce software (ISP) and the fees for these services were billed to the Company on a monthly basis. The Rhodium Webweaver Services (ISP) charges for the year ended December 31, 2010 and 2009 were $0 and $22,000, respectively.

All management and staff were retained on an unwritten contract basis under a related party transaction with Inter-Continental Recycling, Inc. Because of the affiliation between Inter-Continental and the Company, the agreement between them had no definite duration and continued as necessary for the conduct of business by the Company. Inter-Continental assigned and provided employees to the Company as long as the Company required them and could pay the associated costs. Inter-Continental provided services to and for the Company by employees of Inter-Continental. There was no mark-up or other charge incurred by the Company from Inter-Continental and the Company paid the same amount for services for the Inter-Continental employee’s, as did Inter-Continental. The management/staff charges for year ended December 31, 2010 and 2009 were $0 and $190,046, respectively.

Inter-Continental Recycling, Inc. and the Company were also engaged in a merchant services agreement. On behalf of Inter-Continental Recycling, Inc. the Company operated, maintained, billed and collected payments for services offered on web sites owned by Inter-Continental Recycling, Inc.  The Company then issued payment to Inter-Continental Recycling, Inc. for an agreed upon rate.  The commissions paid and recorded by the Company for this merchant service agreement with Inter-Continental Recycling, Inc. for the year ended December 31, 2010 and 2009 were $0 and $44, respectively.

The Company was engaged in an affiliate marketing agreement with Cooksmill NetSystems, Inc. as of January 1, 2008.  Through this affiliate marketing agreement, Cooksmill NetSystems, Inc. paid the Company (the “Affiliate”) a commission on net Pay-Per-Lead service sales generated by customers referred by the Company’s web sites.  Revenue recorded under the affiliate marketing agreement for the years ended December 31, 2010 and 2009, was $0 and $18,008 respectively.

The Company has shared office space in a facility owned by the President of the Company. For the year ended December 31, 2010 and 2009, rent expense was $0 and $1,800, respectively.

Under the terms of a distribution rights agreement related to the Rhodium WebWeaver TurnKey E-Commerce system, the Company is obligated to pay Mr. Roszel, the President of the Company, a $1,000 royalty payment for each Rhodium WebWeaver license the Company is able to secure.  For the years ended December 31, 2010 and 2009, no royalty payments were required under this agreement.

NOTE 3 - STOCKHOLDERS' EQUITY

The Company is authorized to issue 250,000,000 common shares with a par value of $0.01 per share. The board of directors is authorized to designate one or more series within the class of common shares and to designate relative preferences, limitations and rights. The Board has designated 70,896,789 common shares as Class N shares. The Class N shares had voting rights of one vote per share and are non-equity participating shares. The Class N shares were convertible into common shares on the basis of one Class N share into one common share of the Company, solely at the option of the holders.

On September 24, 2009, the Board of Directors issued Richard Ivanovick, the Chief Financial Officer of the Company, restricted common shares in exchange for the amount owing for management and professional services rendered by Mr. Ivanovick from October 1, 2008 to March 31, 2009.  These services had been accrued by the Company as a liability in the amount of $17,320. The number of shares issued to Mr. Ivanovick was calculated based on the market ask price on September 24, 2009 and 86,601 post-split shares of common stock were issued.

On October 15, 2009, a shareholder converted 6,800,000 Class N shares into 6,800,000 common shares of Maydao Corporation. After the conversion, the Company had 50,000,000 Class N shares outstanding.

On November 30, 2009, 50,000,000 Class N shares were returned to the Company by Inter-Continental Recycling Inc. in exchange for all of the issued and outstanding shares of the Company’s wholly owned subsidiary Scrap.Net Inc. This share exchange resulted in a shareholder distribution of $5,265.

As of November 30, 2009, upon the return of the Class N shares owned by Inter-Continental Recycling, Inc., all of the outstanding Class N shares have been retired.

Upon completion of this share exchange with Intercontinental Recycling, Inc., there are no material assets or liabilities remaining within the Company, there are no special class shares (Class N shares), and the Company has sold its operations through the share exchange, and was re-classified as a “Shell company”.

Effective at the open of business on January 20, 2010, the corporate actions to process the name change from RecycleNet Corporation to Maydao Corporation and a one-for-ten reverse split of the common shares of the Company was approved by FINRA (The Financial Industry Regulatory Authority).  The stock symbol of the Company was changed from “GARM” to “MYDO”. The common shares of the Company continue to trade on the Over-The-Counter-Bulletin-Board (OTCBB) with the stock symbol “MYDO”.

The Company is now a “Shell Company” operating under the name “Maydao Corporation” with the stock symbol of “MYDO”.

On December 15, 2009, Maydao Corporation retained IBC USA, Inc, a professional consulting firm specializing in USA & China Capital formation, as a strategic advisor in developing its new strategic corporate initiative.  IBC USA, Inc. will seek prospective reverse merger candidates on behalf of the Company, with a focus on companies from China that desire to expand into the USA.  Maydao Corporation issued IBC USA, Inc. 10,000 post-split common “restricted” shares as total compensation for the services provided by IBC USA, Inc.  The 10,000 post-split common shares were valued based on the adjusted market close price as of December 15, 2009 at $1,000 and were recorded as a prepaid expense and accrued liability as the shares were issuable, but had not been issued as of December 31, 2009. The shares were issued to IBC USA, Inc in February 2010 and the expense was recorded.

NOTE 4 - INCOME TAXES

The Company and its subsidiaries file tax returns in the U.S. Federal jurisdiction and, in the state of Utah.  The Company is no longer subject to U.S. federal or Utah State tax examinations for tax years before and including December 31, 2005. During the years ended December 31, 2010 and 2009, the Company did not incur or recognize interest and penalties.

Deferred tax assets are comprised of the following at December 31, 2010 and 2009:

For the years ended December 31,	2010	2009
Operating Loss Carry Forward	$315,654	$340,505
Valuation Allowance	(315,654)	(340,505)
Total Deferred Tax Asset	$-	$-

The Company had no income tax expense for the years ended December 31, 2010 and 2009.

The following is a reconciliation of the amount of expense that would result from applying federal statutory rates to pretax income (loss) with the provision for income taxes for the years ended December 31:

For the years ended December 31,	2010	2009
Tax at federal statutory rates (34%)	$(25,703)	$(59,903)
Non-deductible expenses	-	88
Benefit of operating loss carryforward	-
Net operating losses distributed in spin-off and sale	-	12,047
Expiration of net operating losses	53,049	26,503
Other changes in the valuation allowance	(24,851)	27,079
State Benefit, net of federal tax	(2,495)	(5,814)
Provision for Income Taxes	$-	$-

The Company has federal operating loss carry forwards of $865,852 that expire from 2011 through 2029. The use of operating loss carry forwards is limited and may not be available to offset future income.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

None.

Item 9A. CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures: We evaluated the effectiveness of the design and operation of our “disclosure controls and procedures” as defined in Rule 13a-15(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as of the end of the period covered by this report. This evaluation (the “disclosure controls evaluation”) was done under the supervision and with the participation of management, including our chief executive officer (“CEO”) and chief financial officer (“CFO”). Rules adopted by the SEC require that in this section of our Annual Report on Form 10-K we present the conclusions of the CEO and the CFO about the effectiveness of our disclosure controls and procedures as of the end of the period covered by this report based on the disclosure controls evaluation.

Objective of Controls: Our disclosure controls and procedures are designed so that information required to be disclosed in our reports filed or submitted under the Exchange Act, such as this Annual Report on Form 10-K, is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms. Our disclosure controls and procedures are also intended to ensure that such information is accumulated and communicated to our management, including the CEO and CFO, and the Board of Directors as appropriate to allow timely decisions regarding required disclosure. There are inherent limitations to the effectiveness of any system of disclosure controls and procedures, including the possibility of human error and the circumvention or overriding of the controls and procedures. Accordingly, even effective disclosure controls and procedures can only provide reasonable assurance of achieving their control objectives, and management necessarily is required to use its judgment in evaluating the cost-benefit relationship of possible disclosure controls and procedures.

Management’s Report on Disclosure Controls and Procedures: Based upon the disclosure controls and procedures evaluation, our CEO and CFO have concluded that as of the end of the period covered by this report; our disclosure controls and procedures were effective.

Management's Report on Internal Control over Financial Reporting

The Company’s management is responsible for establishing and maintaining adequate internal control over financial reporting.  The Company’s internal control over financial reporting is a process designed under the supervision of the Company’s principal executive officer and principal financial officer to provide reasonable assurance regarding the reliability of financial reporting and preparation of the Company’s financial statements for external purposes in accordance with generally accepted accounting principles.

Due to its inherent limitations, internal control over financial reporting may not prevent or detect misstatements and, even when determined to be effective, can only provide reasonable, not absolute, assurance with respect to financial statement preparation and presentation. Projections of any evaluation of effectiveness to future periods are subject to risk that controls may become inadequate as a result of changes in conditions or deterioration in the degree of compliance.

At December 31, 2010, management assessed the effectiveness of the Company’s internal control over financial reporting based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”).  Based on the assessment, management has concluded that the Company’s internal control over financial reporting was effective as of December 31, 2010 and provides reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external reporting purposes in accordance with generally accepted accounting principles.

This annual report on internal control over financial reporting (“Annual Report”) does not include an attestation report of the Company’s registered public accounting firm regarding internal control over financial reporting.  Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to temporary rules of the SEC that permit the Company to provide only management’s report in this Annual Report.

Changes in Internal Control over Financial Reporting

There was no change in the Company’s internal control over financial reporting during the Company’s most recently completed fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

MAYDAO CORPORATON
MARCH 31, 2011
10-Q

INDEX
Financial Statements

Consolidated Balance Sheets

Consolidated Statements of Operations

Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

Management's Discussion and Analysis of Financial Condition and Results of Operations

Quantitative and Qualitative Disclosures About Market Risk

Controls and Procedures

MAYDAO CORPORATION
CONDENSED BALANCE SHEETS
(Unaudited)
	March 31,	December 31,
	2011	2010
ASSETS
Current Assets
Cash	$491	$685
Total Current Assets	491	685
Total Assets	$491	$685

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Related party accounts payable	$88,700	$88,100
Accrued liabilities	18,255	16,500
Total Current Liabilities	106,955	104,600
Stockholders' Deficit
Class N convertible shares $0.01 par value;
70,896,789 shares authorized; 0 shares
issued and outstanding, respectively	-	-
Common shares - $0.01 par value; 179,103,211 shares authorized;
8,685,742 shares issued and oustanding	86,857	86,857
Additional paid-in capital	1,289,574	1,289,574
Accumulated deficit	(1,482,895)	(1,480,346)
Total Stockholders' Deficit	(106,464)	(103,915)
Total Liabilities and Stockholders' Deficit	$491	$685

MAYDAO CORPORATION
CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
	For the Three Months
	Ended March 31,
	2011	2010
Sales	$-	$-
Operating Expenses
Selling, general and administrative expenses	2,549	20,313

Total Operating Expenses	2,549	20,313
Net Loss	$(2,549)	$(20,313)

Basic Loss Per Common Share	$-	$-
Diluted Loss Per Common Share	$-	$-
Basic Weighted-Average Common Shares Outstanding	8,685,742	8,684,239
Diluted Weighted-Average Common Shares Outstanding	8,685,742	8,684,239

MAYDAO CORPORATION
CONDENSED STATEMENTS OF CASH FLOW
(Unaudited)

	March 31,	March 31,
	2011	2010
Cash Flows From Operating Activities
Net loss	$(2,549)	$(20,313)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Changes in assets and liabilities:
Prepaid expenses	-	1,000
Accrued liabilities	1,755	(7,880)

Net Cash Used in Operating Activities	(794)	(27,193)

Cash Flows From Investing Activities	-	-

Cash Flows From Financing Activities
Advances from related party	600	26,500
Net Cash Provided by Financing Activities	600	26,500
Net Change in Cash	(194)	(693)
Cash at Beginning of Period	685	2,613
Cash at End of Period	$491	$1,920

Non-Cash Investing and Financing Activities:
Issuance of 10,000 shares of common stock for consulting services provided	$-	$1,000

MAYDAO CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1–ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying condensed financial statements have been prepared by Maydao Corporation and are unaudited.  In the opinion of management, the accompanying unaudited financial statements contain all adjustments, consisting of only normal recurring adjustments, necessary for a fair presentation in accordance with accounting principles generally accepted in the United States of America.

The accompanying unaudited interim financial statements have been condensed pursuant to the rules and regulations of the Securities and Exchange Commission; therefore, certain information and disclosures generally included in financial statements have been condensed or omitted. These financial statements should be read in conjunction with the Company's annual financial statements included in the Company's annual report on Form 10-K as of December 31, 2010. The financial position and results of operations of the interim periods presented are not necessarily indicative of the results to be expected for the year ended December 31, 2011.

Business Condition – These financial statements have been prepared assuming the Company will continue as a going concern. As of March 31, 2011, the Company has an accumulated deficit of $1,482,895 and has experienced losses and negative cash flows from operations for the three months then ended. In addition, upon the divestiture of Scrap.net, Inc, as of November 30, 2009, the Company no longer has operations. This situation raises substantial doubt about its ability to continue as a going concern. The Board of Directors has discussed an orderly dissolution of the Company in the event the company is unable to continue as a going concern due to the lack of operations and inability to obtain financing or merger/acquisition candidates. The accompanying financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 2–RELATED PARTY TRANSACTIONS

As of March 31, 2011, the Company has received advances of $88,700 from Scrap.Net, Inc.  These funds were advanced so that the Company could pay for certain expenses such as legal and accounting expenses.  The Company anticipates that Scrap.Net, Inc., if required, will provide additional funds; however, there is no assurance that future funds will be loaned.  This loan is due on demand and bears no interest.

Scrap.Net Inc is a wholly owned subsidiary of Inter-Continental Recycling Inc. Inter-Continental Recycling Inc. is the majority shareholder of the Company, an entity controlled by Mr. Paul Roszel, the President and Chief Executive Officer and the Chairman of the Board of Directors of the Company and his immediate family

NOTE 3– STOCKHOLDERS' EQUITY

The Company is authorized to issue 250,000,000 common shares with a par value of $0.01 per share. The Board of Directors is authorized to designate one or more series within the class of common shares and to designate relative preferences, limitations and rights. The Board has designated 70,896,789 common shares as Class N shares. The Class N shares have voting rights of one vote per share and are non-equity participating shares. The Class N shares are convertible into common shares on the basis of one Class N share into one common share of the Company, solely at the option of the holders.

The Company is a “Shell Company” operating under the name “Maydao Corporation” with the stock symbol of “MYDO”.

On December 15, 2009, Maydao Corporation retained IBC USA, Inc, a professional consulting firm specializing in USA & China Capital formation, as a strategic advisor in developing its new strategic corporate initiative.  IBC USA, Inc. will seek prospective reverse merger candidates on behalf of the Company, with a focus on companies from China that desire to expand into the USA.  Maydao Corporation issued IBC USA, Inc. 10,000 common “restricted” shares as total compensation for the services provided by IBC USA, Inc.  The 10,000 common shares were valued based on the adjusted market close price as of December 15, 2009 at $1,000 and were recorded as a prepaid expense and accrued liability as the shares were issuable, but had not yet been issued as of December 31, 2009. The shares were issued to IBC USA, Inc. in February 2010 and the expense was recorded.

NOTE 4–BASIC AND DILUTED LOSS PER COMMON SHARE

Basic and Diluted Loss per Common Share - Basic loss per common share is calculated by dividing net loss by the weighted-average number of common shares outstanding. Diluted income per common share is calculated by dividing net income by the weighted-average number of Class N shares and common shares outstanding to give effect to potentially issuable common shares, except during loss periods when those potentially issuable shares are anti-dilutive.

As of March 31, 2011 and December 31, 2010 there were no outstanding Class N shares and no incremental potentially issuable common shares for the three months ended March 31, 2011 and 2010.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Section and elsewhere in this Form 10-Q regarding matters that are not historical facts are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995).  Because such forward-looking statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. All statements that address operating performance, events or developments that management expects or anticipates to occur in the future, including statements relating to sales and earnings growth or statements expressing general optimism about future operating results, are forward-looking statements. The forward-looking statements are based on management's current views and assumptions regarding future events and operating performance. Many factors could cause actual results to differ materially from estimates contained in management's forward-looking statements.  The differences may be caused by a variety of factors, including but not limited to adverse economic conditions, competitive pressures, inadequate capital, unexpected costs, lower revenues, net income and forecasts, the possibility of fluctuation and volatility of our operating results and financial condition, inability to carry out marketing and sales plans and loss of key executives, among other things.

Overview

The following discussion of the financial condition and results of operations of the Company should be read in conjunction with the financial statements and notes related thereto, included elsewhere in this report.

Due to the economic downturn during 2008-2009, Management was of the opinion that the economy would not recover quickly enough for the core operations of its business to be sustainable as a “going concern”.   Since the fall of 2008 the Company had seen a number of its customers closing their operations or declaring bankruptcy.

With the economic turnaround occurring more slowly than expected and the erosion of the customer base, maintaining the core operations of the business was at risk.  Management had implemented strong steps to reduce costs since late 2008 in the attempt to maintain the operations of the Company.

Since April 1, 2009, Paul Roszel, President, Chief Executive Officer and Chairman of the Board of Directors of the Company reduced his compensation by 25% and Richard Ivanovick, Chief Financial Officer and Director of the Company had waived his consulting fees during the same period.

Liquidity and Capital Resources	March 31,	December 31,
	2011	2010

Cash on Hand	$491	$685

The Company’s cash position at March 31, 2011 has decreased to $491, a $194 decrease from the December 31, 2010 balance of $685. In response to the reduced cash flows, management is monitoring its cash position and evaluating expenditures daily.

If the Company had not reorganized and had continued on its previous path, the Company would not have had the financial resources to meet the obligations to continue as a reporting company with the United States Securities and Exchange Commission.  In that event, the Company would have had to consider deregistration, which may make it more difficult to trade its shares and the share price would possibly decrease.

 Advances from Related Party

As of March 31, 2011, the Company has received advances of $88,700 from Scrap.Net, Inc.  These funds were advanced so that the Company could pay for certain expenses such as legal and accounting expenses. This advance is due on demand and bears no interest.

Results of Operations

The financial meltdown of “World Class” banks in the United States and Europe in the third quarter of 2008 and the injection of Government funding to prevent the complete collapse of the financial system has created immediate uncertainty in the business and consumer world. Credit standards for debt assumption were initially frozen and then tightened. The growth in the world economies has fallen dramatically since the third quarter of 2008 reflecting reduced demand for all materials and correspondingly a dramatic price reduction in all commodities.

The Company could not avoid this business slowdown and correspondingly has suffered from a reduction in sales activity.

Due to the economic downturn during fiscal years 2008 and 2009, Management was of the opinion that the economy would not recover quickly enough to sustain the core operations of its business.   Since the third quarter of 2008 the Company has seen many of it customers closing their business operation or declaring bankruptcy. Correspondingly, revenues declined.

In order to rebalance the cash flows management reduced costs, since April 1, 2009, Paul Roszel, President, Chief Executive Officer and Chairman of the Board of Directors of the Company had reduced his compensation by 25%.  Also since April 1, 2009, Richard Ivanovick, Chief Financial Officer and Director of the Company had waived his consulting fees. In addition, all other expenses were reviewed and reduced to the minimum.  Management believed that there were no other additional reductions that could have been made in order to sustain the core operations of the business as an ongoing concern.

The enclosed financial data reflects the operations of the Company for the three months ended March 31, 2011 and 2010.

Sales Revenues
	Three Months Ended
	March 31,
	2011	2010

Sales Revenues	$-	$-

With the divestiture of Scrap.Net Inc. on November 30, 2009, the Company no longer has any operations and as such has no incoming revenues.

Operating Expenses
	Three Months Ended
	March 31,
	2011	2010

Expenses	$2,549	$20,313

With the divestiture of Scrap.Net Inc., and the Company no longer having any operations, the expenses now being incurred by the Company are the costs associated with maintaining its position as a reporting company with the United States Securities and Exchange Commission.

As the Company no longer has any revenues in order to generate cash flow, the Company has received advances of $88,700 from Scrap.Net, Inc. to pay for expenses.  Expenses incurred during the first quarter of 2011 where: Office and Administrative Charges of $195, Legal and Accounting of $2,160 and Bank Charges of $94.  These funds were advanced so that the Company could pay for these expenses.  The Company anticipates that Scrap.Net, Inc., if required, will provide additional funds; however, there is no assurance that future funds will be loaned.  This loan is due on demand and bears no interest.

Net Loss
	Three Months Ended
	March 31,
	2011	2010

Net Loss	$(2,549)	$(20,313)

As discussed above, with the divestiture of Scrap.Net Inc. on November 30, 2009, the Company no longer has any business operations to offset the expense of maintaining its position as a reporting company.   Therefore, these costs incur a direct loss in the Company while it actively pursues potential transactions including, but not limited to, financings, corporate merger or acquisition.

Off Balance Sheet Arrangements
None

ITEM 3.  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

As a “smaller reporting company” (as defined by Item 10 of Regulation S-K), the Company is not required to provide information required by this Item, as defined by Regulation S-K Item 305(e).

ITEM 4T. CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls: We evaluated the effectiveness of the design and operation of our “disclosure controls and procedures” as defined in Rule 13a-15(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as of the end of the period covered by this report. This evaluation (the “disclosure controls evaluation”) was done under the supervision and with the participation of management, including our chief executive officer (“CEO”) and chief financial officer (“CFO”). Rules adopted by the SEC require that in this section of our Quarterly Report on Form 10-Q we present the conclusions of the CEO and the CFO about the effectiveness of our disclosure controls and procedures as of the end of the period covered by this report based on the disclosure controls evaluation.

Objective of Controls: Our disclosure controls and procedures are designed so that information required to be disclosed in our reports filed or submitted under the Exchange Act, such as this Quarterly Report on Form 10-Q, is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms. Our disclosure controls and procedures are also intended to ensure that such information is accumulated and communicated to our management, including the CEO and CFO, as appropriate to allow timely decisions regarding required disclosure. There are inherent limitations to the effectiveness of any system of disclosure controls and procedures, including the possibility of human error and the circumvention or overriding of the controls and procedures. Accordingly, even effective disclosure controls and procedures can only provide reasonable assurance of achieving their control objectives, and management necessarily is required to use its judgment in evaluating the cost-benefit relationship of possible disclosure controls and procedures

Management’s Report on Internal Control over Financial Reporting: Based upon the disclosure controls evaluation, our CEO and CFO have concluded that as of the end of the period covered by this report, our disclosure controls and procedures were effective to provide reasonable assurance that the foregoing objectives are achieved.

Changes in Internal Control over Financial Reporting: There were no changes in our internal control over financial reporting during the quarter ended March 31, 2011 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PROXY
MAYDAO CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON August 16, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Know all men by these presents that the undersigned shareholder of MAYDAO CORPORATION (“Company”) hereby constitutes and appoints Paul Roszel and Richard R. Ivanovick, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to held at The Little America Hotel, 500 South Main Street, Salt Lake City Utah 84101 on Tuesday August 16, 2011 commencing at 10:00 am MST and at any adjournment thereof.

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1.
ELECTION OF DIRECTORS: Three persons are nominated - Paul Roszel, Richard R. Ivanovick and James Roszel (each shareholder has the right to vote the number of common shares held for each of the three nominees).  The election of a nominee requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

a)	Paul Roszel	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

b)	Richard R. Ivanovick	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

c)	James Roszel	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2.
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: Hansen, Barnett & Maxwell, P.C. as the Company’s public accountants for the coming year.  The ratification of the independent public accountants requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

          3.     DISSOLUTION OF THE COMPANY IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH IN THE PROXY STATEMENT.   The ratification of the consent resolution of the Board of Directors regarding dissolution of the Company requires the affirmative vote by a majority of all the votes entitled to be cast on the proposal.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

4.	OTHER BUSINESS: Such other business as may properly come before the meeting.

AUTHORITY GRANTED [ ]	AUTHORITY WITHHELD [ ]

Please mark, date and sign your name exactly as it appears here-on and return the Proxy as promptly as possible.  It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting in person.  When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title.  If shares are held jointly, each owner must sign.

Number of Common Shares:______________	______________________________
Signature

______________________________
Joint Owner (if any)

Dated:________________, 2011	______________________________
Printed name(s)/Capacity